                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                       AVISTAR COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                       AVISTAR COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
                                                     --------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                                  AVISTAR LOGO
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Avistar Communications Corporation (the "Company"), a Delaware corporation, will be held on June 12, 2001 at 1:00 p.m. Pacific Daylight Time, at 555 Twin Dolphin Drive, Suite 360, Redwood Shores, CA 94065, for the following purposes:

          1. To elect seven (7) directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

          2. To ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

          3. To ratify the terms of the 2000 Stock Option Plan, including but not limited to, the share limitations for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

          4. To transact such other business as may properly come before the Annual Meeting including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on April 13, 2001 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                          Sincerely,

                                          /s/ GERALD J. BURNETT
                                          Gerald J. Burnett
                                          Chairman of the Board, President and
                                          Chief Executive Officer

Redwood Shores, California
April 25, 2001

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                       AVISTAR COMMUNICATIONS CORPORATION
                            ------------------------

                            PROXY STATEMENT FOR 2001
                         ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the board of directors of Avistar Communications Corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Tuesday, June 12, 2001 at 1:00 p.m. Pacific Daylight Time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's office space located at 555 Twin Dolphin Drive, Suite 360, Redwood Shores, California, 94065. The Company's executive offices are located at 555 Twin Dolphin Drive, Suite 360, Redwood Shores, California, 94065 and its telephone number is (650) 610-2900.

     These proxy solicitation materials and the Company's Annual Report on Form 10-K for the year ended December 31, 2000, including financial statements, were first mailed on or about April 25, 2000 to stockholders entitled to vote at the meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

     Stockholders of record at the close of business on April 13, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of common shares outstanding, designated Common Stock, $.001 par value. At the Record Date, 25,143,770 shares of the Company's Common Stock were issued and outstanding and held of record by 77 stockholders. The Company is authorized to issue 10,000,000 shares of Preferred Stock and no such shares were issued or outstanding as of the Record Date.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING

     Each share of Common Stock outstanding on the Record Date is entitled to one vote. Every stockholder voting for the election of directors (Proposal One) may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares such stockholder is entitled to vote, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than seven candidates. No stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate the stockholder's votes. On all other matters, each share of Common Stock has one vote.

SOLICITATION OF PROXIES

     This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by other means.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's Transfer Agent. The Inspector also will determine whether or not a quorum is present. In general, Delaware law also provides that to have a quorum a majority of shares entitled to vote must be present or represented by proxy at the meeting. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy if a quorum is present is required under Delaware law for approval of proposals presented to stockholders.

     The Inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum. Such shares will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted (i) for the election of the nominees for the board of directors set forth herein;
(ii) for the ratification of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; (iii) for the ratification of the terms of the 2000 Stock Option Plan, including, but not limited to, the share limitations for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended; and (iv) at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter ("Broker Non-Votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting of Stockholders must be received by the Company no later than December 20, 2001, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. As of April 13, 2001, the Company had not received any requests to present matters at the June 12, 2001 Annual Meeting that are not set forth in this Proxy Statement.

     If a stockholder intends to submit a proposal at the Company's 2002 Annual Meeting, which is not eligible for inclusion in the proxy statement relating to that meeting, the stockholder must give the Company notice no later than December 20, 2001, in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended. If such a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company's 2002 Annual Meeting.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of April 13, 2001 as to (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each of the Named Executive Officers (as defined below under "Executive Compensation and Other Matters -- Executive Compensation -- Summary Compensation Table") and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws. Except as otherwise noted, the address of each person listed on the table is 555 Twin Dolphin Drive, Suite 360, Redwood Shores, CA 94065.

                                                             COMMON STOCK    PERCENTAGE OF COMMON
                                                             BENEFICIALLY     STOCK BENEFICIALLY
                     BENEFICIAL OWNER                           OWNED              OWNED(1)
                     ----------------                        ------------    --------------------
Gerald J. Burnett(2).......................................   11,277,836             44.8%
R. Stephen Heinrichs(3)....................................    5,050,352             20.1%
  P.O. Box 9093
  Incline Village, NV 89452
William L. Campbell(4).....................................      998,260                4%
  300 Blue Spruce Road
  Reno, NV 89511
James P. Hughes(5).........................................      434,036              1.7%
R. Jan Afridi(6)...........................................       40,724                *
William R. Brody(7)........................................       27,000                *
David M. Solo(8)...........................................       78,000                *
Robert M. Metcalfe.........................................       22,200                *
Robert P. Latta............................................       10,000                *
All directors and current executive officers as a group (13
  persons)(9)..............................................   18,658,985             74.2%

---------------
 *  Less than 1%

(1) Applicable percentage ownership is based on 25,143,770 shares of Common Stock outstanding as of April 13, 2001, together with applicable options or warrants for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares subject to the applicable community property laws. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after April 13, 2001 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2) The majority of the shares are held by Dr. Burnett as a co-trustee of a marital trust, as to which he has sole voting and investing power. Included in total shares noted above, Dr. Burnett owns 201,426 Common Shares of the Company indirectly through his ownership of Collaboration(3), an S corporation, over which Dr. Burnett has sole voting and investment powers with respect to the shares he owns indirectly.

(3) The majority of the shares are held by Heinrichs Revocable Trust, of which Mr. Heinrichs serves as a co-trustee and as to which he has sole voting and investing power. Included in the total shares noted above, Mr. Heinrichs owns 81,474 Common Shares of the Company indirectly through his ownership of Collaboration(3), an S corporation, over which Mr. Heinrichs has sole voting and investment powers with respect to the shares he owns indirectly. In addition, 18,000 shares of Common Stock are held indirectly by Mr. Heinrichs through Fairview Investment, an S corporation, over which Mr. Heinrichs has sole voting and investment powers.

(4) Included in the total shares noted above are 13,616 Common Shares of the Company indirectly owned by Mr. Campbell through his ownership of Collaboration(3), an S corporation, over which Mr. Campbell has voting and investment powers with respect to the shares he owns indirectly. Also included above are

    49,998 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 13, 2001.

(5) Includes 222,497 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 13, 2001. Mr. Hughes is an executive officer of Avistar Systems Corporation, a wholly owned subsidiary of the Company ("ASC").

(6) Includes 31,873 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 13, 2001. Mr. Afridi is an executive officer of ASC.

(7) Includes 3,000 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 13, 2001.

(8) Includes 3,000 shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 13, 2001.

(9) Includes shares of Common Stock that may be acquired upon exercise of stock options exercisable within 60 days after April 13, 2001.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The nominees for directors to be elected at the Annual Meeting are Gerald
J. Burnett, R. Stephen Heinrichs, William L. Campbell, William Brody, Robert P. Latta, Robert M. Metcalfe and David M. Solo. If elected, each nominee will serve for a one-year term and until his successor is elected and qualified or until his earlier resignation or removal.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named in this proxy statement, who are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy. The Company is not aware that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominee to be voted for will be determined by the proxy holders.

VOTE REQUIRED

     If a quorum is present and voting, the nominees receiving the highest number of votes will be elected to the board of directors. Abstentions and Broker Non-Votes are not counted in the election of directors.

INFORMATION CONCERNING THE NOMINEES AND INCUMBENT DIRECTORS

     The following table sets forth the name and age of each director of the Company as of April 13, 2001, the principal occupation of each during at least the past five years and the period during which each has served as a director of the Company.

                                                                                                DIRECTOR
                NAME                    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS   AGE    SINCE
                ----                    -----------------------------------------------   ---   --------
NOMINEES FOR DIRECTORS:
Gerald J. Burnett....................  Gerald J. Burnett, Chairman of the Board, is one   58      1997
                                       of our founders and has been President and Chief
                                       Executive Officer since March 2000. He has been
                                       Chief Executive Officer of Avistar Systems
                                       Corporation and a director of Collaboration
                                       Properties, Inc., since 1998. From 1993 to 2000,
                                       he was a principal of the predecessor limited
                                       partnership of Avistar Systems Corporation. Dr.
                                       Burnett has been a director of Vicor, Inc. since
                                       its inception in 1989. Since 1990, he has been a
                                       director of Western Data Systems of Nevada, Inc.,
                                       a supplier of software to the aerospace and
                                       defense industries. He is a member of the
                                       Corporation (Board of Trustees) of the
                                       Massachusetts Institute of Technology. Dr.
                                       Burnett holds a B.S. and an M.S. from the
                                       Massachusetts Institute of Technology in
                                       electrical engineering and computer science and a
                                       Ph.D. from Princeton University in Computer
                                       Science and Communications.

                                                                                                DIRECTOR
                NAME                    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS   AGE    SINCE
                ----                    -----------------------------------------------   ---   --------
R. Stephen Heinrichs.................  R. Stephen Heinrichs, Vice Chairman of the Board,  54      1997
                                       is one of our founders and has been Chief
                                       Financial Officer and Secretary since March 2000.
                                       He has been Chairman of Avistar Systems
                                       Corporation, or its predecessor limited
                                       partnership, since 1993 and served as Chief
                                       Executive Officer from 1993 to 1997 and Chief
                                       Financial Officer from 1993 to the present. Mr.
                                       Heinrichs has been a director of Collaboration
                                       Properties, Inc., a wholly owned subsidiary of
                                       the Company, since its inception. From 1976
                                       through 1989 he was Chief Financial Officer of
                                       Teknekron and Chairman and Chief Executive
                                       Officer of several Teknekron companies. He is one
                                       of the founders and has been a director of Vicor,
                                       Inc. since its inception in 1989. He has been
                                       Chairman of Western Data Systems of Nevada, Inc.
                                       since 1990. Mr. Heinrichs holds a B.S. from
                                       California State University in Fresno in
                                       Accounting. He is a certified public accountant.
William L. Campbell..................  William L. Campbell is one of our founders and     53      1997
                                       has been an Executive Vice President since March
                                       2000. He has been Chairman, President and Chief
                                       Executive Officer of Collaboration Properties,
                                       Inc. since 1998. He has been Chairman of Vicor,
                                       Inc. since 1994 and a director since 1989. Mr.
                                       Campbell holds a B.S. in general engineering from
                                       the U.S. Military Academy and an M.S. in
                                       Management from the Sloan School of the
                                       Massachusetts Institute of Technology.
William R. Brody.....................  William R. Brody has been President of The Johns   57      2000
                                       Hopkins University since September 1996. Prior to
                                       assuming that position, he served as Provost of
                                       the University of Minnesota Academic Health
                                       Center from 1994 to 1996. From 1987 to 1994, Dr.
                                       Brody was the Martin Donner Professor and
                                       Director of the Department of Radiology,
                                       professor of Electrical and Computer Engineering
                                       and professor of Biomedical Engineering at The
                                       Johns Hopkins University and Radiologist-in-Chief
                                       of The John Hopkins Hospital. He currently serves
                                       on the board of directors of Alza Corporation,
                                       Medtronic Inc., Mercantile Bankshares Corporation
                                       and Aegon U.S.A. Dr. Brody holds a B.S. and an
                                       M.S. in Electrical Engineering from the
                                       Massachusetts Institute of Technology and an M.D.
                                       and a Ph.D. in Electrical Engineering from
                                       Stanford University.
Robert P. Latta......................  Robert P. Latta is a partner of the law firm       47      2001
                                       Wilson Sonsini Goodrich & Rosati, a professional
                                       corporation ("WSGR"). Mr. Latta joined WSGR in
                                       1979 and has been a partner since 1984. Mr. Latta
                                       specializes in venture-backed start-ups, public
                                       offerings and mergers and acquisitions. Mr. Latta
                                       and WSGR have represented the Company and its
                                       predecessors since 1997 as corporate counsel. Mr.
                                       Latta holds B.A. degrees in Economics and
                                       Psychology and a J.D from Stanford University.

                                                                                                DIRECTOR
                NAME                    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS   AGE    SINCE
                ----                    -----------------------------------------------   ---   --------
Robert M. Metcalfe...................  Robert M. Metcalfe has been a partner of Polaris   54      2000
                                       Venture Partners since January 2001. Mr. Metcalfe
                                       has served as Vice President of Technology for
                                       International Data Group ("IDG"), a publisher of
                                       technology, consumer and general how-to books
                                       since 1993, and has served as a member of the
                                       board of directors of IDG since 1992. From 1992
                                       to 1993, Mr. Metcalfe wrote articles for
                                       magazines such as Computerworld, Communications
                                       Week, Digital Media and Network Computing. From
                                       1991 to 1992, Mr. Metcalfe was a visiting fellow
                                       at Wolfson College, Oxford University. From 1979
                                       to 1990, Mr. Metcalfe was a founder of 3Com
                                       Corporation, a provider of networking products
                                       and solutions, and served in various capacities
                                       including Chief Executive Officer, President and
                                       Chairman of the Board. Mr. Metcalfe also
                                       currently sits on the Board of Trustees of
                                       Massachusetts Institute of Technology. Mr.
                                       Metcalfe holds Bachelor degrees in Electrical
                                       Engineering and Business Management from
                                       Massachusetts Institute of Technology, an M.S.
                                       degree in Applied Mathematics from Harvard
                                       University and a Ph.D. in Computer Science from
                                       Harvard University.
David M. Solo........................  David M. Solo has been a strategic advisor to      36      2000
                                       several companies, including UBS AG on e-commerce
                                       and technology issues since late 1999. During
                                       most of 1998 and 1999, he was a member of the UBS
                                       AG Executive Committee. Mr. Solo served as SBC
                                       Warburg Deputy Chief Executive Officer and Chief
                                       Operating Officer with responsibilities including
                                       Logistics and Technology from middle of 1996 to
                                       late 1998. From 1992 to 1996 he was the Head of
                                       Fixed Income & Rate Derivatives Division of SBC
                                       Warburg and its predecessor SBC. Mr. Solo holds a
                                       B.S. and an M.S. in Electrical Engineering and
                                       Computer Science from the Massachusetts Institute
                                       of Technology.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The board of directors of the Company held a total of four meetings during 2000 and acted by unanimous written consent sixteen times. No current or former director attended fewer than 75% of the meetings held during the period he sat on the board of directors and the committees thereof, if any. The board of directors has an Audit Committee and a Compensation Committee. The board of directors has no nominating committee or any committee performing similar functions.

     The Audit Committee currently consists of Messrs. Brody, Solo and Latta. During most of 2000, the Audit Committee consisted of Messrs. Brody and Solo. Mr. Metcalfe served as a member of the Audit Committee from October 2000 to January 2001. The Audit Committee is responsible for overseeing actions taken by the Company's independent auditors and reviewing the Company's internal financial controls. During 2000 the Audit Committee met three times. The board of directors of the Company has adopted a written charter for the Audit Committee, attached hereto as Exhibit A. The report of the Audit Committee for fiscal year 2000 is attached hereto as Exhibit B. The Company believes that members of the Audit Committee are independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

     The Compensation Committee, which currently consists of Messrs. Brody, Solo and Metcalfe, is responsible for reviewing salaries, incentives and other forms of compensation for directors and executive officers, and for other employees of the Company as requested by the board of directors. In addition, the Compensation Committee reviews the various incentive compensation and benefit plans. During most of 2000, the Compensation Committee consisted of Messrs. Brody and Solo. The Compensation Committee did not meet during 2000 because the entire board of directors performed its functions. However, the board of directors of the Company adopted a written charter for the Compensation Committee in March 2001.

COMPENSATION OF DIRECTORS

     The Company's employees do not receive any compensation for serving on the board of directors. Non-employee directors receive an annual fee of $10,000. All of the Company's directors may be reimbursed for reasonable travel expenses incurred in attending board meetings. The Company's 2000 Director Option Plan (the "Director Plan") provides options to Outside Directors (as defined in the Director Plan) of the Company pursuant to an automatic nondiscretionary grant mechanism. The exercise price of the options is 100% of the fair market value of the Common Stock on the grant date. The Director Plan provides for an initial grant (the "Initial Grant") to a nonemployee director of an option to purchase 12,000 shares of Common Stock. Subsequent to the initial grants, each nonemployee director is granted an option to purchase 3,000 shares of Common Stock at the meeting of the board of directors following the annual meeting of stockholders, if on the date of the annual meeting, the director has served on the board of directors for six months.

     The term of the options granted under the Director Plan is ten years, but the options expire three months following the termination of the optionee's status as a director or 12 months if the termination is due to death or disability. The initial 12,000 share grants and the subsequent 3,000 share grants become exercisable at a rate of one-fourth of the shares on each anniversary of the grant date.

     In April 2000, Dr. Brody and Mr. Solo each received a grant of options to purchase 12,000 shares of Common Stock, exercisable at $17.25 per share, under the Company's 1997 Stock Option Plan. In September 2000, Dr. Brody and Mr. Solo each received an additional grant of options to purchase 6,000 shares of Common Stock at the exercise price of $8.50 per share under the 2000 Stock Option Plan. In October 2000, Mr. Metcalfe received an Initial Grant of 12,000 at the exercise price of $4.4375 per share under the Director Plan. In February 2001, Mr. Latta received an Initial Grant of 12,000 at the exercise price of $5.3125 per share under the Director Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee is currently or has been, at any time since the formation of the Company, an officer or employee of the Company. No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's board of directors or Compensation Committee.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

                                  PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The board of directors has selected Arthur Andersen LLP, independent auditors, to audit the consolidated financial statements of the Company for the year ending December 31, 2001. Although action by stockholders is not required by law, the board of directors has determined that it is desirable to request the stockholders approval of this selection. Notwithstanding the selection, the board of directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the board of directors feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the board of directors will reconsider its selection.

     Arthur Andersen LLP has audited the Company's financial statements annually since 2000 and has audited the Company's predecessor entities since 1995. Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     Audit services performed by Arthur Andersen LLP for the year ended December 31, 2000 consisted of the audit of the consolidated financial statements and services related to filings with the Securities and Exchange Commission. All fees paid to Arthur Andersen were reviewed and considered for independence by the Audit Committee.

     During the year December 31, 2000, the Company retained Arthur Andersen LLP, to provide services in the following categories and amounts:

Audit Fees................................................  $148,500
All Other Fees............................................  $397,800

     All Other Fees are related to the Company's initial public offering in August 2000. The Audit Committee has determined that the non-audit services provided by Arthur Andersen LLP are compatible with maintaining auditor independence.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.

                                 PROPOSAL THREE

                   RATIFICATION OF THE 2000 STOCK OPTION PLAN

     At the Annual Meeting, the stockholders are being asked to ratify the terms of the 2000 Stock Option Plan (the "Plan"), including, but not limited to, for purposes of Section 162(m) of the Internal Revenue Code of 1986 as amended (the "Code"). A total of 3,000,000 shares of Common Stock were originally reserved under the Plan for issuance, of which options to purchase 1,182,700 shares of the Company's Common Stock were outstanding as of December 31, 2000. On the first day of each fiscal year, the number of shares available for grant under the Plan increases by the least of: (i) 1,200,000 shares, (ii) four percent of the Company's outstanding common stock on the last day of its prior fiscal year or (iii) an amount determined by the board of directors. On January 1, 2001, the number of shares available for grant under the Plan increased by 1,004,935 shares, or four percent of the Company's outstanding common stock on December 31, 2000. Accordingly, 2,822,235 shares of Common Stock were available for grant under the Plan as of January 1, 2001.

     The stockholders previously approved of the provisions in the Plan, including those that limit the number of options to purchase Common Stock that can be granted to any employee in a fiscal year to 600,000, except that in connection with an employee's initial employment, he or she may be granted options to purchase an additional 900,000 shares. The stockholders are being asked to confirm these share limitations and to ratify the Plan in its entirety now that the Company has completed its initial public offering. The foregoing grant limitations will be adjusted proportionately in the event that the Company's capitalization changes and are intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. The essential terms of the Plan, as amended, are summarized as follows:

PURPOSE

     The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

     The Plan provides for administration by the board of directors of the Company or by a committee of the board of directors. The Plan is currently being administered by the board of directors of the Company. The board of directors or the committee appointed to administer the Plan are referred to in this description as the "Administrator." No member of the board of directors who is either presently eligible or who has been eligible at any time within the preceding year to participate in the Plan may vote on any option to be granted to himself or herself or take part in any consideration of the Plan as it applies to himself or herself, however, such members of the board of directors may vote on any other matters affecting the administration of the Plan. The interpretation and construction of any provision of the Plan by the Administrator is final and conclusive. Members of the board of directors receive no compensation for their services in connection with the administration of the Plan.

ELIGIBILITY

     The Plan provides that options may be granted to employees, including officers and employee directors, and consultants of the Company or any of its designated subsidiaries. Incentive stock options may be granted only to employees, including officers and employee directors. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Plan provides for a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options that are exercisable for the first time in any one calendar year.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the employee or consultant to whom such option is granted and is subject to the following additional terms and conditions:

          (1) Exercise of the Option: The Administrator determines when options granted under the Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of (i) cash, (ii) check, (iii) promissory note, (iv) other shares which (x) in the case of shares acquired upon exercise of an option either have been owned by the optionee for more than six months on the date of surrender, and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said option shall be exercised, (v) consideration received under a cashless exercise program implemented by the Company, (vi) delivery of a properly executed exercise notice and any other such documents as the Administrator shall require and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment for the issuance of shares to the extent permitted under applicable laws.

          Options may be exercised at any time prior to their termination, on or following the date such options are first exercisable. An option may not be exercised for a fraction of a share.

          (2) Option Price: The option price under the Plan is determined by the Administrator, but, in the case of an Incentive Stock Option granted to (i) an employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price shall be no less than 110% of the fair market value per share of the Company's Common Stock on the date the option is granted and
     (ii) any other employee, in no event shall it be less than 100% of the fair market value of the Company's Common Stock on the date the option is granted. The fair market value is defined as the closing price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market.

          (3) Termination of Employment: The Plan provides that if the optionee's status as an employee or consultant of the Company is terminated for any reason, other than death or disability, options may be exercised not later than the time specified in the option agreement or, if no time is specified, three months after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

          (4) Death: If an optionee should die while an employee or a consultant of the Company, options may be exercised within such period as specified in the option agreement, but in no event later than the term specified in the notice of grant. In the absence of a specified time, the option remains exercisable for twelve months, but only to the extent that the optionee would have been entitled to exercise the option as of the date of death.

          (5) Disability: If the optionee ceases to be an employee or consultant as a result of total or permanent disability, options may be exercised within such period as specified in the option agreement, but in no event later than the term specified in the notice of grant. In the absence of a specified time, the option remains exercisable for twelve months, but only to the extent the optionee would have been entitled to exercise the option as of the date of termination.

          (6) Termination of Options: Options granted under the Plan have a term as determined by the Administrator upon the grant of the options. The term shall be no more than ten years from the date of grant in the case of an incentive stock option. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after such expiration.

          (7) Nontransferability of Options: Unless otherwise determined by the Administrator, an option is nontransferable by the optionee, other than by will or the laws of descent or distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

          (8) Rights Upon Exercise: Until an option has been properly exercised, that is, proper written notice and full payment have been received by the Company, and a stock certificate evidencing the option shares has been issued, no rights to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the option.

          (9) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options, to the extent not previously exercised, automatically terminate immediately prior to the consummation of such proposed action. The board of directors may, in its sole discretion, fix a date for termination of the option and give each optionee the right to exercise his or her option as to all or any part of the optioned stock, including shares as to which the option would not otherwise be exercisable. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, all outstanding options shall be assumed or an equivalent option substituted by the successor corporation. If the option is not assumed or substituted, the optionee shall have the right to exercise his or her option as to all or any part of the optioned stock, including shares as to which it would not otherwise be exercisable. In such event, the board of directors shall notify the optionee that the option shall be fully exercisable for 15 days from the date of such notice, and the option shall terminate upon the expiration of such period.

AMENDMENT AND TERMINATION

     The board of directors may amend the Plan at any time or may terminate it without approval of the stockholders, provided, however, that stockholder approval is required to the extent necessary and desirable to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or with Section 422 of the

Code. However, no action by the board of directors or the stockholders may alter or impair any option previously granted under the Plan without the consent of the optionee. In any event, the Plan will terminate in April 2010.

TAX INFORMATION

     Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE PLAN

     The grant of options under the Plan to executive officers, including the officers named in the Summary Compensation Table, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Plan. Accordingly, future awards are not determinable. The table of options grants under "Executive Compensation and Other Matters -- Option Grants in Last Fiscal Year" provides information with respect to the grant of options to the named executive officers during 2000 under the Plan and the Company's 1997 Stock Option Plan. Information regarding options granted to nonemployee directors pursuant to the 2000 Director Option Plan during 2000 is set forth under the heading "Executive Compensation and Other Matters -- Compensation of Directors." During 2000 all current executive officers as a group and all other employees as a group received options to purchase 1,587,058 shares and 785,550 shares, respectively, pursuant to the 1997 Stock Option Plan and 2000 Stock Option Plan. As of December 31, 2000, approximately 90 employees were eligible to participate in the Plan.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE TERMS OF THE PLAN.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and the four next most highly compensated executive officers (collectively with the Chief Executive Officer, the "Named Executive Officers") of the Company for 2000 for services rendered in all capacities to the Company for the years indicated.

                                                                                              LONG-TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                                                            -------------
                                                                                              NUMBER OF
                                                     ANNUAL COMPENSATION        OTHER        SECURITIES
                                                     --------------------    COMPENSATION    UNDERLYING
     NAME AND PRINCIPAL POSITION       FISCAL YEAR   SALARY($)   BONUS($)        ($)        OPTIONS(#)(1)
     ---------------------------       -----------   ---------   --------    ------------   -------------
Gerald J. Burnett....................     2000       $197,901    $     --       $   --              --
  Chairman of the Board, President        1999        199,866          --           --              --
  and Chief Executive Officer
R. Stephen Heinrichs.................     2000       $200,000          --        6,014(4)      150,000
  Vice Chairman of the Board,             1999        204,527          --           --              --
  Chief Financial Officer and
  Secretary
William L. Campbell(2)...............     2000       $200,000          --        4,341(4)      335,000
  Executive Vice President,               1999        204,846          --           --              --
  Chief Executive Officer of
  Collaboration Properties, Inc.
James P. Hughes......................     2000       $203,503      24,363(3)        --         409,058
  Vice President of Avistar Systems       1999        142,938      59,610(3)        --         215,942
  Corporation
R. Jan Afridi........................     2000       $130,953     267,637(3)        --          80,000
  Vice President of Financial
  Industry                                1999         99,389     153,536(3)        --          50,000
  Sales of Avistar Systems
  Corporation

---------------
(1) These shares are subject to exercise under stock options granted under the Company's 1997 Stock Option Plan and 2000 Stock Option Plan. See "-- Option Grants in Last Fiscal Year."

(2) Also served as Chief Executive Officer and President of Collaboration Properties, Inc. during 1999 and 2000.

(3) Represents commissions earned.

(4) Reimbursement for medical expenses.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table provides information relating to stock options awarded to each of the Named Executive Officers during 2000. All such options were awarded under the Company's 1997 Stock Option Plan and 2000 Stock Option Plan.

                                                INDIVIDUAL GRANTS
                             --------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                             NUMBER OF     PERCENT OF                                    AT ASSUMED RATES OF STOCK
                             SECURITIES   TOTAL OPTIONS                                   PRICE APPRECIATION FOR
                             UNDERLYING    GRANTED TO     EXERCISE PRICE                      OPTION TERM(1)
                              OPTIONS     EMPLOYEES IN      PER SHARE      EXPIRATION   ---------------------------
           NAME              GRANTED(#)      2000(%)        ($)(2)(3)         DATE         5%($)          10%($)
           ----              ----------   -------------   --------------   ----------   ------------   ------------
Gerald J. Burnett..........        --           --            $   --             --      $       --     $       --
R. Stephen Heinrichs.......   150,000          6.2              9.35        9/18/05         387,485        856,240
William L. Campbell........   200,000          8.3             17.25        3/31/10       2,169,686      5,498,411
William L. Campbell........   135,000          5.6              8.50        9/18/10         721,657      1,828,819
James P. Hughes............   284,058         11.7              3.95        1/10/10         705,638      1,788,225
James P. Hughes............   125,000          5.2              8.50        9/18/10         668,201      1,693,351
R. Jan Afridi..............    40,000          1.7             17.25        3/31/10         433,937      1,099,682
R. Jan Afridi..............    40,000          1.7              8.50        9/18/10         213,824        541,872

---------------
(1) The potential realizable values are based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant to the expiration of the ten year option term (or such shorter option term applicable to an affiliate). These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future price growth.

(2) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant except in the case of executive officers who hold more than 10% of the outstanding voting stock, in which case the exercise price equals 110% of the fair market value on the date of grant.

(3) Payment for shares issued upon exercise of an option may consist of (i) cash, (ii) check, (iii) promissory note, (iv) other shares which (x) in the case of shares acquired upon exercise of an option either have been owned by the optionee for more than six months on the date of surrender, and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said option shall be exercised, (v) consideration received under a cashless exercise program implemented by the Company, (vi) delivery of a properly executed exercise notice and any other such documents as the Administrator shall require and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or
    (vii) such other consideration and method of payment for the issuance of shares to the extent permitted under applicable laws.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information regarding the exercise of stock options by the Named Executive Officers during 2000 and the value of stock options held as of December 31, 2000 by the Named Executive Officers.

                                                        NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS AT           IN-THE-MONEY OPTIONS AT
                          SHARES                               DECEMBER 31, 2000             DECEMBER 31, 2000($)(2)
                        ACQUIRED ON       VALUE        ---------------------------------   ---------------------------
         NAME           EXERCISE(#)   REALIZED(#)(1)   EXERCISABLE(#)   UNEXERCISABLE(#)   EXERCISABLE   UNEXERCISABLE
         ----           -----------   --------------   --------------   ----------------   -----------   -------------
Gerald J. Burnett.....        --         $     --              --                --         $     --       $     --
R. Stephen
  Heinrichs...........        --               --              --           150,000               --             --
William L. Campbell...        --               --              --           335,000               --             --
James P. Hughes.......    40,000          188,000         107,735           577,265          338,872        549,099
R. Jan Afridi.........        --               --          18,750           111,250           66,563        110,938

---------------
(1) Fair market value of the Company's Common Stock as of the date of exercise minus the exercise price.

(2) Fair market value is the closing sale price of the Company's Common Stock as of December 29, 2000 ($4.50) as reported on the Nasdaq National Market minus the exercise price.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The following is the report of the board of directors of the Company with respect to the compensation paid to the Company's Named Executive Officers during 2000. Actual compensation earned during the fiscal year by the Named Executive Officers is shown in the Summary Compensation Table above.

  Compensation Philosophy

     The Company's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The primary goal of the Company's executive compensation program, therefore, is to closely align the interests of the executive officers with those of the Company's stockholders. To achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a significant portion of the executive's total compensation at risk, tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in the Company through an executive compensation program primarily consisting of cash composition and stock options.

     The cash component of total compensation, which consists primarily of base salary, is designed to compensate executives competitively within the industry and marketplace. Generally, executive officer salaries are targeted at or above the average rates paid by competitors so as to enable the Company to attract, motivate and retain highly skilled executives. Base salaries in fiscal 2000 were established by the Compensation Committee based upon an executive's job responsibilities, level of experience, individual performance and contribution to the business. No specific formula was applied to determine the weight of each factor.

     In addition to base salary, the Company occasionally pays bonuses to its executive officers, although the Company does not have a formal bonus plan. Sales and marketing executives are also eligible for additional cash payments above their base salaries for achieving specific performance goals or in connection with sales commissions.

     The Company provides long-term incentives through its 2000 Stock Option Plan (the "Plan"). During 2000, the Company also provided long-term incentives through its 1997 Stock Option Plan, and the board of directors of the Company terminated the 1997 Stock Option Plan as to new grants in connection with the Company's initial public offering in August 2000. The purpose of the Plan is to attract and retain its best employee talent available and to create a direct link between compensation and the long-term performance of the Company. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company's common stock on the date of grant except in the case of executive officers who hold more than 10% of the outstanding voting stock, in which case the exercise price equals 110% of the fair market value on the date of grant. The Board considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals.

     During fiscal 2000, the compensation of Gerald J. Burnett, the Company's President and Chief Executive Officer, consisted of base salary of $200,000. The board of directors of the Company reviewed the Chief Executive Officer's salary, without Mr. Burnett's presence, at the beginning of the calendar year using the same criteria and policies as are employed for the other executive officers.

SECTION 162(m)

     The board of directors has considered the potential future effects of
Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the Named Executive Officers, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of
Section 162(m).

                                          Respectfully submitted by:

                                          Gerald J. Burnett
                                          R. Stephen Heinrichs
                                          William Campbell
                                          William R. Brody
                                          Robert P. Latta
                                          Robert M. Metcalfe
                                          David M. Solo

CERTAIN TRANSACTIONS

  Transactions with UBS Warburg LLC

     UBS Warburg LLC was an underwriter in the Company's initial public offering. Immediately prior to the Company's initial public offering, UBS (USA) Inc., an affiliate of UBS Warburg LLC, held 1,053,369 shares of the Company's series B preferred stock. Upon completion of the offering, those shares automatically converted into 1,053,369 shares of the Company's Common Stock.

     Additionally, the Company granted UBS (USA) piggyback registration rights if the Company proposes to register any securities under the Securities Act of 1933, as amended, other than on a Form S-8 or S-4, subject to quantitative limitations imposed by the underwriter if the offering is underwritten.

     UBS Warburg LLC and its affiliates have purchased systems and services from the Company in the past and may continue to do so in the future. In 2000, such purchases constituted 23% of the Company's revenue. David M. Solo, one of the Company's directors, was an executive officer of UBS AG, an affiliate of UBS Warburg LLC, during 2000, and is a strategic advisor to UBS AG. Barry McQuain, an employee of UBS Warburg, is a director of the Company's intellectual property subsidiary, Collaboration Properties, Inc. UBS (USA) and its affiliates do not have the right to elect a representative to the Company's board of directors. UBS (USA) is no longer an affiliate of the Company as of December 31, 2000.

  Transactions with Management and Others

     Dr. Burnett, Mr. Heinrichs and Mr. Campbell are controlling stockholders of Western Data Systems of Nevada, Inc. ("WDS"). Pursuant to an agreement dated July 1, 1998 with WDS (the "WDS Agreement"), the Company handled support calls and provided related services on behalf of WDS. As a result of the arrangement, the Company received fees of approximately $618,000 in 1998, $578,000 in 1999 and $523,354 in 2000 for these services, which were recorded as reductions in the Company's operating expenses in the Company's financial statements. The WDS Agreement terminated as of December 31, 2000, and the Company does not anticipate any provision of call center services to WDS at this time.

     Wilson Sonsini Goodrich & Rosati, professional corporation, the law firm of which Mr. Latta, a director of the Company, is a partner, was retained by the Company to handle certain legal matters during the past year. It is anticipated that the firm will continue to provide legal services in the current year.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the Nasdaq National Market, U.S. Index and a group of industry peers within the communications software infrastructure and video communications industries (the "Industry Peer Group") for the period commencing August 17, 2000 and ending on December 29, 2000. Returns for the indices are weighted based on market capitalization at the beginning of each fiscal year. [PERFORMANCE GRAPH]

                                                 AVISTAR COMMUNICATIONS        NASDAQ STOCK MARKET
                                                       CORPORATION                (U.S.) INDEX             INDUSTRY PEER GROUP
                                                 ----------------------        -------------------         -------------------
8/17/00                                                  100.00                      100.00                      100.00
9/17/00                                                  100.00                       97.32                      101.92
10/17/00                                                  70.67                       81.55                       79.57
11/17/00                                                  53.33                       76.82                       64.79
12/29/00                                                  48.00                       62.69                       35.67

---------------
(1) The above graph sets forth the cumulative total return to Avistar's shareholders during the period from August 17, 2000 to December 29, 2000. The graph assumes the investment on August 17, 2000 (the date of the Company's initial public offering) of $100 in the Common Stock of the Company, the Nasdaq Stock Market Index, and an industry peer group. The industry peer group consists of Webex Communications, Inc., RealNetworks Inc., Evoke Communications, Inc., Packeteer, Inc., and Radvision Ltd. Although the companies included in the industry peer group were selected because of similar industry characteristics, they are not entirely representative of the Company's business. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

     The information contained above under the captions "Report of the Board of Directors on Executive Compensation" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates it by reference into such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from reporting persons, the Company believes that during 2000, except as described below, all executive officers, directors and greater than ten percent stockholders complied with all applicable filing requirements. One of the Company's directors, Robert M. Metcalfe, failed to timely file a Form 4 reporting a purchase on the open market of 10,200 shares of Common Stock of the Company on November 30, 2000.

OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the board of directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: April 25, 2001

                                                                       EXHIBIT A

                       AVISTAR COMMUNICATIONS CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE

     The Board of Directors of Avistar Communications Corporation (the "Company") hereby adopts this charter to govern the composition of its Audit Committee (the "Committee") and the scope of the Committee's duties and responsibilities, and to set for the specific actions the Board of Directors expects the Committee to undertake to fulfill those duties and responsibilities.

I. STATEMENT OF PURPOSE

     The Committee will assist the Board of Directors in overseeing and monitoring the Company's financial reporting process. The duties of the Committee are ones of oversight and supervision. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The primary responsibility for the Company's financial statements and internal controls rests with senior management. Similarly, it is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations or the Company's compliance programs. The Board of Directors recognizes that the Committee will rely on the advice and information it receives from the Company's management and its independent auditors. The Board expects that the Committee will maintain free and open communication with the other directors, the Company's independent auditors and the financial management of the Company.

II. COMPOSITION OF THE AUDIT COMMITTEE

     The Committee shall be comprised of at least three members of the Board of Directors with the number of members to be determined from time to time by the Board. The members shall be designated by the Board of Directors, and each of them shall, in the judgment of the Board, be independent of management, as that term is defined by Rule 4200 of the Nasdaq National Market Rules, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

     Each member of the Committee shall, in the judgment of the Board, be able to read and understand fundamental financial statements or will be able to do so within a reasonable period of time after his or her appointment to the Committee. In addition, the Committee shall include at least one person who, in the judgment of the Board, has past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     Unless the Board has previously designated the Chair, the members of the Committee may designate a Chair by majority vote.

III. MEETINGS

     The committee shall meet at least four (4) times annually, or more frequently as the Committee may from time to time determine may be appropriate. One or more of these meetings shall include separate executive sessions with the Company's Chief Financial Officer and the independent auditors. Unless, in the Committee's judgment, circumstances dictate otherwise, the meetings shall occur quarterly in conjunction with a review of the Company's quarterly financial results.

IV. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The duties and responsibilities of the Committee shall include the following:

  A. Independent Auditors

          1. Receive the written disclosures and letter from the Company's Independent auditors contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and discuss with the auditors any issues required to be discussed regarding their objectivity and independence.

          2. Annually evaluate the qualifications and prior performance of the Company's current independent auditors. Based on the representations regarding independence and the results of such evaluation, determine whether to recommend to the Board of Directors that the independent auditors should be reappointed or replaced. If a determination is made to recommend that the current independent auditors should be replaced, recommend to the Board of Directors such replacement.

          3. Meet with the independent auditors and financial management of the Company in advance of the annual audit to review its proposed scope, the proposed scope of the quarterly reviews, and the procedures to be followed in conducting the audit and the reviews.

          4. Approve the fee arrangements of the independent auditors.

          5. Review with the independent auditors any matters required to be discussed by Statement of Auditing Standards No. 6 1, as may be modified or supplemented.

          6. Review and discuss the Company's financial statements and Management's Discussion & Analysis proposed to be included in the Company's Annual Report on Form 10-K with the Company's financial management and independent auditors. Receive assurances from financial management and the auditors that such financial statements and Management's Discussion & Analysis contain no material misstatements or omissions. If deemed appropriate, after consideration of the reviews and assurances, including, without limitation, pursuant to Section IV.A.1 above, recommend to the Board of Directors that the financial statements and Management's Discussion & Analysis be included in the Annual Report on Form 10-K.

          7. Review and discuss the Company's financial statements and Management's Discussion & Analysis contained in the Company's Quarterly Reports on Form 10-Q and press release with the Company's financial management and Independent auditors. Receive assurances from the Company's financial management that the financial statements and Management's Discussion & Analysis included in the Company's reports do not contain any material misstatements or omissions, and receive assurances that the independent auditors learned of no material misstatements in the course of their review of such financial statements and Management's Discussion & Analysis.

          8. Discuss at least annually with the Company's independent auditors the adequacy and effectiveness of the Company's internal controls. Review the management letter issued by the independent auditors and management's response thereto. Periodically assess action management has taken or progress it has made in addressing issues raised by the independent auditors.

  B. Management

          1. Review all related party transactions and potential conflict of interest situations involving the Company's principal stockholders or members of the Board of Directors or senior management.

          2. Prepare the disclosure required of this Committee by S-K Item 306 of the Securities and Exchange Commission regulations to be included in the company's annual proxy statement.

          3. Review this charter on an annual basis and make recommendations to the Board of Directors concerning any changes deemed appropriate.

                                                                       EXHIBIT B

                       AVISTAR COMMUNICATIONS CORPORATION

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board (the "Committee") reviews and evaluates the Company's accounting principles and its system of internal accounting controls. It also recommends the appointment of the Company's independent auditors and approves the services performed by the auditors. The members of the Committee have been determined to be independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards.

     The Committee received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and responsibilities, budget and staffing. The Committee also reviewed with the independent auditor their audit plan, audit scope and identification of audit risks.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2000, with management and the independent auditors. Management had the responsibility for the preparation of the Company's financial statements and the independent auditors had the responsibility for the examination of those statements.

     Based on the above review and discussions with management and the independent auditors, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the last year for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to stockholder approval, of the independent auditors, and the Board concurred in such recommendation.

     Respectfully submitted by the Audit Committee of the Company's Board of
Directors:

                                          William R. Brody
                                          Robert P. Latta
                                          David M. Solo

                                                                      2041-PS-01

                       AVISTAR COMMUNICATIONS CORPORATION
                             2000 STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2.   Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees appointed in accordance with Section 4 hereof.

          (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          (c)  "Board" means the Board of Directors of the Company.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

          (f)  "Common Stock" means the Common Stock of the Company.

          (g) "Company" means Avistar Communications Corporation, a Delaware corporation.

          (h) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity and who is compensated for such services.

          (i) "Director" means a member of the Board of Directors of the Company.

          (j) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an

Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (o) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (p)  "Option" means a stock option granted pursuant to the Plan.

          (q) "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (r) "Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

          (s)  "Optioned Stock" means the Common Stock subject to an Option.

          (t) "Optionee" means the holder of an outstanding Option granted under the Plan.

          (u) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (v)  "Plan" means this 2000 Stock Option Plan.

          (w)  "Service Provider" means an Employee, Director or Consultant.

          (x) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

          (y) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 15,000,000 Shares; provided, however that upon the date a registration statement filed by the Company pursuant to the Securities Act of 1933, as amended, is declared effective by the Securities and Exchange Commission the number of shares of Common Stock reserved for issuance hereunder shall increase annually on the first day of the Company's fiscal year, beginning with January 1, 2001, equal to the lesser of (i) 6,000,000 shares, (ii) four percent (4.0%) of the outstanding shares of the Company as of the last day of the prior fiscal year or (iii) such amount as determined by the Board of Directors. The Shares may be authorized but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration of the Plan.

          (a)  Procedure.

               (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees and Consultants.

               (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

               (i)  to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine the number of Shares to be covered by each such award granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

               (viii) to initiate an Option Exchange Program;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

               (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

               (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   Eligibility.

          (a) Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

          (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

          (d) Upon the Company, or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act, or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants to options to Service Providers:

               (i) No Employee shall be granted in any fiscal year, Options to purchase more than 3,000,000 Shares.

               (ii) In connection with his or her initial employment, and Employee may be granted Options to purchase up to an additional 4,500,000 Shares which shall not count against the amount set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted appropriately in connection with any change in the Company's capitalization as described in
Section 11.

               (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limits set forth in subsections (i)and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6. Term of Plan. The Plan shall become effective upon its adoption by the Board; provided, however, the Plan shall not become effective until the effective date of the Company's initial public offering pursuant to a registration statement filed with the Securities and Exchange Commission . It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.

          (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option

                    (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any other Service Provider, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.

          An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If such disability is not a "disability" as such term is defined in
Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments upon Changes in Capitalization, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the Stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     12. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     14.  Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     15. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

                                  DETACH HERE

                                     PROXY

                       AVISTAR COMMUNICATIONS CORPORATION

                      2001 ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 12, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned stockholder of AVISTAR COMMUNICATIONS CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 25, 2001, and hereby appoints Gerald J. Burnett and R. Stephen Heinrichs each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of AVISTAR COMMUNICATIONS CORPORATION to be held on June 12, 2001 at 1:00 p.m. local time, at 555 Twin Dolphin Drive, Suite 360, Redwood Shores, California 94065 and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                                 SIDE
-----------                                                          -----------

                                  DETACH HERE

    Please mark
[X] votes as in
    this example.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS AND "FOR" THE RATIFICATION OF THE TERMS OF THE 2000 STOCK OPTION PLAN.

1. Election of Directors.

   NOMINEES: (01) Gerald J. Burnett, (02) R. Stephen Heinrichs,
   (03) William L. Campbell, (04) William R. Brody,
   (05) Robert P. Latta, (06) Robert M. Metcalfe, and (07) David M. Solo.

            FOR                       WITHHELD
            ALL                       FROM ALL
          NOMINEES  [ ]          [ ]  NOMINEES

[ ] ____________________________________________________________ MARK HERE
(INSTRUCTION: To withhold authority to vote for any individual   FOR ADDRESS
nominee, write that nominee's name in the space provided above.) CHANGE AND  [ ]
                                                                 NOTE BELOW

                                         FOR   AGAINST   ABSTAIN
2. Ratification of the appointment of    [ ]     [ ]       [ ]
   Arthur Andersen LLP as independent
   auditors of Avistar Communications
   Corporation for the fiscal year
   ending December 31, 2001.

                                         FOR   AGAINST   ABSTAIN
3. Ratification of the terms of the      [ ]     [ ]       [ ]
   2000 Stock Option Plan, including
   but not limited to, for purposes
   of Section 162(m) of the Internal
   Revenue Code of 1986, as amended.

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


MARK HERE IF YOU PLAN TO ATTEND THE MEETING     [ ]

This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.


Signature:_________________ Date: _____  Signature:_________________ Date: _____